EXHIBIT 24.1

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 4, 2011

   /s/ Daniel D. Diethelm
   Daniel D. Diethelm

STATE OF ARIZONA                                            )
    )
County of Maricopa                                                )

    On this 4th day of March, 2011, before me, the undersigned Notary Public, personally appeared Daniel D. Diethelm, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ Carolyn Wilkey
   Notary Public

My commission expires:

April 27, 2014

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 5, 2011

   /s/ Johann Dreyer
   Johann Dreyer

STATE OF ARIZONA                                            )
    )
County of Maricopa                                                )

    On this 5th day of March, 2011, before me, the undersigned Notary Public, personally appeared Johann Dreyer, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ Douglas J. Reich
   Notary Public

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 4, 2011

   /s/ Keith B. Geeslin
   Keith B. Geeslin

STATE OF CALIFORNIA                                      )
    )
County of San Francisco                                        )

    On this 4th day of March, 2011, before me, the undersigned Notary Public, personally appeared Keith B. Geeslin, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ V.E. Smith
   Notary Public

My commission expires:

May 6, 2011

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 9, 2011

   /s/ Tom Ludwig
   Tom Ludwig

STATE OF ARIZONA                                            )
    )
County of Maricopa                                                )

    On this 9th day of March, 2011, before me, the undersigned Notary Public, personally appeared Tom Ludwig, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ Douglas J. Reich
   Notary Public

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 4, 2011

   /s/ Ian K. Marsh
   Ian K. Marsh

STATE OF ARIZONA                                            )
    )
County of Maricopa                                                )

    On this 4th day of March, 2011, before me, the undersigned Notary Public, personally appeared Ian K. Marsh, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ Douglas J. Reich
   Notary Public

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 4, 2011

   /s/ Phillip J. Riese
   Phillip J. Riese

STATE OF ARIZONA                                            )
    )
County of Maricopa                                                )

    On this 4th day of March, 2011, before me, the undersigned Notary Public, personally appeared Phillip J. Riese, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ Douglas J. Reich
   Notary Public

My commission expires:

October 28, 2012

SPECIAL POWER OF ATTORNEY

    The undersigned constitutes and appoints Philippe Tartavull his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents may lawfully do or cause to be done by virtue hereof.

    DATED:  March 7, 2011

   /s/ Norman Stout
   Norman Stout

STATE OF ARIZONA                                            )
    )
County of Maricopa                                                )

    On this 7th day of March, 2011, before me, the undersigned Notary Public, personally appeared Norman Stout, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

   /s/ Douglas J. Reich
   Notary Public

My commission expires:

October 28, 2012